                                  SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made and entered into as of the 13th day of November, 1995, by PEREGRINE SYSTEMS, INC., a Delaware corporation ("DEBTOR"), whose address is 12670 High Bluff Drive, San Diego, California 92130, in favor of NATIONSBANK OF TEXAS, N.A., a national banking association ("SECURED PARTY"), whose address is 700 Louisiana, P.O. Box 2518, Houston, Harris County, Texas 77252-2518.

                                 W I T N E S S E T H:

         WHEREAS, pursuant to a Loan Agreement (as may be modified and amended from time to time, the "LOAN AGREEMENT") dated of even date herewith, by and between Debtor and Secured Party, Debtor has executed (a) a Promissory Note in the maximum principal amount of $2,200,000.00, and (b) a Revolving Promissory
Note in the maximum principal amount of $4,000,000.00, each dated of even date herewith and made payable to the order of Secured Party (collectively as each may be renewed, modified, increased, replaced, substituted, and rearranged, the "NOTES"); and

         WHEREAS, Secured Party has conditioned its funding of the Notes upon, among other things, the execution and delivery by Debtor of this Security Agreement, and Debtor has agreed to enter into this Security Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:


                                      ARTICLE I

                                    GENERAL TERMS

         Section 1.1 TERMS DEFINED ABOVE. As used in this Security Agreement, the terms "LOAN AGREEMENT," "DEBTOR," "SECURED PARTY," and "NOTES" shall have the respective meanings indicated above.

         Section 1.2 CERTAIN DEFINITIONS. As used in this Security Agreement, the following terms shall have the following meanings unless the context otherwise requires:

         "ACCOUNTS" shall mean all accounts receivable, book debts, notes, drafts, instruments, documents, acceptances, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Debtor (including, without limitation, under any trade names, styles, or divisions thereof), whether arising from the sale or lease of goods or the rendition of services or any other transaction (including, without limitation, any such obligation which might be characterized as an account, general intangible, other than contract rights under contracts containing prohibitions against assignment of or the granting of a security interest in the rights of a party thereunder, or chattel paper under the Uniform Commercial Code in effect in any jurisdiction), and all rights of the Debtor in, to, and under all purchase orders now owned or hereafter received or acquired by it for goods or services, and all rights of the Debtor to any goods the sale or lease of which gave rise to any of the foregoing (including, without limitation, returned or repossessed goods and rights of unpaid sellers), and all moneys due or to become due to the Debtor under all contracts for the sale or lease of goods or the performance of services (whether or not earned by performance) or in connection with any other transaction, now in existence or hereafter arising, including, without limitation, all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "CHATTEL PAPER" shall mean all chattel paper (as such term is defined in Section 9-105(a)(2) of the UCC) of Debtor.

         "COLLATERAL" shall have the meaning set forth in Section 2.1 hereof.

         "DOCUMENTS" shall mean all documents (as such term is defined in Section 9-105(a)(6) of the UCC) of Debtor.

         "EQUIPMENT" shall mean all (a) goods classified as "equipment," in
    Section 9.109(2) of the UCC, (b) vehicles, and (c) rolling stock of the Debtor, now owned or hereafter acquired, together with all accessions, improvements, attachments, and other additions thereto and substitutes and replacements therefor, and all tools, parts, and appurtenances now or at any time hereafter used in connection therewith.

         "EVENT OF DEFAULT" shall have the meaning assigned to such term in the Loan Agreement.

         "FIXTURES" shall mean all goods which are "fixtures" under and for purposes of Section 9.313 of the UCC.

         "GENERAL INTANGIBLES" shall mean the right to use (only to the extent necessary for Secured Party to dispose of the other Collateral as provided for in this Security Agreement) all general intangibles (as such term is defined in Section 9-106 of the UCC) of Debtor, including, without limitation, rights to the payment of money, trademarks, copyrights, patents, contracts, licenses, and franchises (excluding contracts, licenses, and franchises which prohibit the assignment or grant of a security interest by Debtor), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities and uncertificated securities, computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans, and reversionary, beneficial, and residual interests in trusts, credits with and other claims against any person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

         "HAZARDOUS MATERIALS" shall mean any substance, materials, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials, or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute.

         "INSTRUMENTS" shall mean all instruments (as such term is defined in Section 9-105(a)(9) of the UCC) of Debtor.

         "INVENTORY" shall mean all of Debtor's inventory, whether now owned or hereafter acquired and wherever located, including but not limited to, all goods intended for sale or lease by Debtor, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Debtor's business; and all documents evidencing and general intangibles relating to any of the foregoing.

         "INVESTMENT PROPERTY" shall mean investment property (as such term is defined in Section 9.115 of the UCC) of Debtor.

         "RELATED RIGHTS" shall mean all Chattel Paper, Documents and/or Instruments relating to the Accounts, Fixtures, the Inventory, the Investment Property, and the General Intangibles and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to the Accounts, Fixtures, the Inventory, the Investment Property, or the General Intangibles or any such Chattel Papers, Documents, and/or Instruments.

         "SECURITY AGREEMENT" shall mean this Security Agreement, as the same as may be amended, modified, restated, or supplemented from time to time.

         "TRANSFER" shall have the meaning set forth in Section 4.1.

         "UCC" shall mean the Uniform Commercial Code in effect at any time in the State of Texas.

         Section 1.3 TERMS DEFINED IN UCC. All terms used herein which are defined in the UCC shall have the same meaning herein unless the context otherwise requires.


                                      ARTICLE II

                                  SECURITY INTEREST

         Section 2.1 GRANT OF SECURITY INTEREST. Debtor hereby pledges, assigns, conveys, transfers, and grants to Secured Party a security interest in, general lien upon, and right of set-off against the following described personal property of Debtor, whether now owned or existing or hereafter acquired or arising and wherever located (the "COLLATERAL"):

         (a) all of Debtor's Accounts, Fixtures, Inventory, Equipment, Chattel Paper, Documents, Investment Property, and General Intangibles, and all Related Rights; and

         (b) all proceeds, cash proceeds, cash equivalents, products, replacements, additions and improvements to, substitutions for, and accessions of any and all property described in Subsection (a) of this
    Section 2.1.

         Section 2.2 OBLIGATIONS SECURED. The security interest in, general lien upon, and right of set-off against the Collateral is granted to secure the performance of all obligations of Debtor whether now existing or hereafter arising, under or in connection with the Notes (and any amendments, modifications, restatements, or substitutions thereof) and all other Obligations (as such term is defined in the Loan Agreement)(collectively, the "SECURED OBLIGATIONS").


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

         In order to induce Secured Party to accept this Security Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the execution of this Security Agreement) that:

         Section 3.1 OWNERSHIP AND LIENS. Except for the security interest of Secured Party granted in this Security Agreement, Debtor, owns good and indefeasible title to the Collateral, free and clear of any other liens, security interest, adverse claims, or options. Debtor has full right, power, and authority to grant to Secured Party a security interest in the legal and beneficial title in and to the Collateral in the manner provided herein, free and clear of any other liens, security interests, adverse claims, and options. No other lien, security interest, adverse claim, or option has been created by any Debtor or is known by any Debtor to exist with respect to any Collateral. Debtor has the right to transfer the legal and beneficial interest purported to be transferred under this Security Agreement; the Collateral is not subject to the interest of any third person, except as herein provided; and Debtor will defend the Collateral and its proceeds against the claims and demands of all third persons.

         Section 3.2 LOCATION OF DEBTOR AND COLLATERAL. Debtor's place of business is located at the address set forth in the opening paragraph of this Security Agreement. Currently, Debtor's Equipment and Inventory are located in California, and all of Debtor's Accounts are billed from and made payable in California.

         Section 3.3 SECURED PARTY'S SECURITY INTEREST. This Security Agreement creates a valid and binding security interest in the Collateral securing the Secured Obligations. All filings described in Section 4.6 of this Security Agreement and other actions necessary to perfect or protect such security interest in all applicable jurisdictions have been duly taken or will be taken in due time in accordance with applicable law. No further or subsequent filing, recording, registration, or other public notice is necessary in any office or jurisdiction in order to perfect or to continue, preserve or protect such security interest except for continuation statements.

         Section 3.4 HAZARDOUS MATERIALS. Neither Debtor nor, to the best of Debtor's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any Hazardous Materials in a concentration in excess of applicable legal requirements, and Debtor shall not commit or permit such actions to be taken in the future.


                                      ARTICLE IV
                               COVENANTS AND AGREEMENTS

         Debtor will at all times comply with the covenants contained in this
Article IV from the date hereof and for so long as any part of the Secured Obligations is outstanding.

         Section 4.1 TITLE: PROHIBITED LIENS AND FILINGS. Debtor agrees to protect the title to the Collateral and to defend the same against all claims and demands of all persons or entities claiming any interest therein adverse to Secured Party. Debtor will not pledge, mortgage, encumber, create, or suffer a lien to exist on any of the Collateral, or sell, assign, lend, rent, lease, or otherwise transfer or dispose of (collectively called "TRANSFER") any of the Collateral to or in favor of any person or entity other than Secured Party. Debtor will not file or execute or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party.

         Section 4.2 POSSESSION OF COLLATERAL. Secured Party shall be deemed to have possession of any of the Collateral in transit to it or set apart for it. Otherwise the Collateral shall remain in Debtor's constructive possession and control at all times, at Debtor's risk of loss, and shall be kept at the locations represented in Section 3.2 hereof or as otherwise disclosed to Secured Party in accordance with the terms of the Loan Agreement.

         Section 4.3 FILINGS BY SECURED PARTY. Debtor hereby authorizes Secured Party to execute and deliver on behalf of Debtor and to file financing statements, without the signature of Debtor, either in Secured Party's name or in the name of Debtor and as agent and attorney-in-fact for Debtor. Upon payment in full of the Secured Obligations, Secured Party will execute UCC-3 termination statements, terminating the security interest created under this Security Agreement.

         Section 4.4 FILING REPRODUCTIONS. At the option of Secured Party, a photocopy or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient and may be filed as a financing statement.

         Section 4.5 DELIVERY OF INFORMATION. Debtor will promptly transmit to Secured Party all information that Debtor may have or receive with respect to the Collateral which might in any way materially affect the value of the Collateral or Secured Party's rights or remedies with respect thereto.

         Section 4.6 FINANCING STATEMENT FILINGS: NOTIFICATIONS. Debtor recognizes that financing statements pertaining to the Collateral have been or will be filed with the office of the Secretary of State of the State of Texas and in all other jurisdictions necessary to perfect the security interests granted hereby. Debtor will immediately notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, Debtor will: (a) notify Secured Party within a reasonable period of time in advance of any change to a jurisdiction other than as represented in
Section 3.2 hereof, (i) in the location of the Debtor's place of business, (ii) in the location of the office where Debtor keeps its records concerning the original of all the Related Rights, or (iii) in the "location" of Debtor within the meaning of Section 9-103(c) of the UCC: and (b) immediately notify Secured Party of any change in Debtor's name. In any notice furnished pursuant to this Section, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

         Section 4.7 RENEWAL. This Security Agreement is, in part, executed in renewal and extension of security interests granted and created by, and in complete restatement, of the Security Agreement dated August 15, 1990, executed by Debtor in favor of Secured Party.


                                      ARTICLE V

                             RIGHTS, REMEDIES AND DEFAULT

         Section 5.1 RIGHTS AND REMEDIES WITH RESPECT TO COLLATERAL. Upon the happening and during the continuance of any Event of Default, Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from Debtor) and the right is expressly granted to Secured Party, and Debtor hereby appoints and makes Secured Party as Debtor's true and lawful attorney-in-fact and agent for Debtor and in Debtor's name, place, and stead with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's use and benefit, but at Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the
Collateral: (a) notify account debtors or the obligers on the Related Rights to make and deliver payment and/or provide performance directly to Secured Party;
(b) demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due by virtue of the Collateral, and otherwise deal with proceeds; (c) receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper and Related Rights taken or received by Secured Party in connection therewith; (d) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (e) deal in or with the Collateral as fully and effectively as if Secured Party were the absolute owner thereof; and
(f) extend or alter the time or manner of payment or performance of any or all thereof, grant waivers and make any allowance or other adjustment with reference thereto; PROVIDED, HOWEVER, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under or the depreciation in value of, any Collateral. Debtor hereby irrevocably authorizes and directs each person or entity who shall be a party to or liable for the performance or payment of any of the Related Rights, upon receipt of written notice from Secured Party to pay or otherwise perform or accept performance of the obligations under the Related Rights to, with or for Secured Party directly, and to continue to do so until otherwise notified by Secured Party. Each such person or entity shall have no duty to inquire or investigate as to whether an Event of Default shall have actually occurred or whether this Security Agreement shall have terminated, and no such person or entity shall be liable to Debtor or its successors or assigns for acting in reliance on Secured Party's notification as provided in this Section.

         Section 5.2 ADDITIONAL DEFAULT REMEDIES. Without limiting any of the above powers, to the extent permitted by applicable law, Secured Party may, upon the happening and during the continuance of any Event of Default, apply, set-off, collect, sell in one or more sales, lease, or otherwise Transfer any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all of the Collateral so sold and may hold the same thereafter in its own right, free from any claim of Debtor or right of redemption. No such purchase or holding by Secured Party shall be deemed a retention by Secured Party in satisfaction of the Secured Obligations. All demands, notices, and advertisements, and the presentment of property at sale, are hereby waived. If, notwithstanding the foregoing provisions, any applicable provisions of the UCC or other applicable law requires Secured
Party to give reasonable notice of any such sale or disposition or other action, and reasonable notice is not defined in such law, Debtor hereby agrees that five days' prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonable convenient to Secured Party and Debtor. To the extent permitted by applicable law, any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party. After an Event of Default, Secured Party shall have the right to take possession of any or all of the Collateral and to take possession of all books, records, documents, information, agreements, and other property of Debtor or in Debtor's possession or control relating to the Collateral, and for such purpose may enter upon any premises upon which any of the Collateral or any of such books, records, information, agreements or other property are situated and remove the same therefrom without any liability for trespass or damages occasioned thereby.

         Section 5.3 PROCEEDS. After the happening of any Event of Default, the proceeds of any sale or other Transfer of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in Section 9.504 of the UCC (unless otherwise required by any other applicable law). In connection with the exercise of Secured Party's rights hereunder, Debtor hereby grants to Secured Party, after the happening of an Event of Default, the right to receive, change the address for delivery, open, and dispose of mail addressed to Debtor (to the extent that it relates to the Collateral), and to execute, assign and endorse negotiable and other instruments, documents or other evidence of payment, shipment, storage, or Transfer for any form of Collateral on behalf of and in the name of Debtor.

         Section 5.4    DEFICIENCY.  Debtor shall remain liable to Secured
Party for any unpaid Secured Obligations, advances, costs, charges, and expenses incurred by Secured Party in connection herewith, together with interest thereon, and shall pay the same immediately to Secured Party at Secured Party's offices.

         Section 5.5 SECURED PARTY'S DUTIES. The powers conferred upon Secured Party by this Security Agreement are solely to protect Secured Party's interest in the Collateral, and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, except as specifically provided in this Security Agreement and the Loan Agreement, or to take any steps necessary to preserve any rights against prior parties. Secured Party shall not be liable for failure to collect or realize upon the Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in, any of the Collateral.

         Section 5.6 SECURED PARTY'S ACTIONS. Debtor waives (i) any right to require Secured Party to proceed against any person or entity, exhaust any Collateral, or have any person or entity joined with Debtor in any suit arising out of the Secured Obligations or this Security Agreement or pursue any other remedy in Secured Party's power; (ii) any and all notice of acceptance of this Security Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations from time to time; and (iii) any defense arising by reason of any disability or other such defense. All dealings between Debtor and Secured Party, whether or not in connection with the Secured Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement. Until all the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation, and Debtor waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take and hold any other property as collateral, other than the Collateral, as security for any or all of the Secured Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property; (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party, in its discretion, may determine; (c) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any person or entity with respect to any or all of the Secured Obligations or the Collateral; and (d) waive, enforce, modify, amend, or supplement any of the provisions of this Security Agreement or either of the Notes.

     Section 5.7 TRANSFER OF OBLIGATIONS AND COLLATERAL. Secured Party may transfer any or all of the Secured Obligations, and upon any such transfer Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the Transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred. With respect to any Collateral not so transferred, Secured Party shall retain all rights, powers, and remedies hereby given. Secured Party may at any time deliver any or all of the Collateral to Debtor whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

     Section 5.8 CUMULATIVE SECURITY. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Secured Obligations. No security taken hereafter as security for the Secured Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

     Section 5.9 CONTINUING AGREEMENT. This is a continuing agreement, and the grant of a security interest hereunder shall remain in full force and effect. All the rights of Secured Party hereunder shall continue to exist until (i) the Secured Obligations are paid in full as the same becomes due and payable; and (ii) Secured Party, upon request of Debtor, has executed a written termination statement reassigning to Debtor, without recourse, the Collateral and all rights conveyed hereby and returning possession of the Collateral, if applicable, to Debtor. Otherwise this Security Agreement shall continue irrespective of the fact that the liability of Debtor or any other person or entity may have ceased, or irrespective of the validity or enforceability of the Notes or any other note or any other loan document to which Debtor or any other person or entity may be a party, and notwithstanding the reorganization or bankruptcy of Debtor or any other person or entity, or any other event or proceeding affecting Debtor or any other person or entity.

         Section 5.10 RIGHTS UNDER UNIFORM COMMERCIAL CODE. Regardless of whether the Uniform Commercial Code is in effect in the jurisdiction where such rights under this Security Agreement are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the UCC or any similar law in any other jurisdiction whose laws are applicable. Secured Party may exercise its right of set-off with respect to the Secured Obligations in the same manner as if the Secured Obligations were unsecured. Without limitation of the foregoing, Secured Party may directly offset against the Secured Obligations any amounts due Debtor under or in connection with the Notes or any other note, or any future agreement or contract between Debtor and Secured Party.

         Section 5.11 EXERCISE OF RIGHTS, ETC. Time shall be of the essence for the performance of any act under this Security Agreement or the Secured Obligations by Debtor, but neither Secured Party's acceptance of partial or delinquent payments nor any forbearance, failure or delay be Secured Party in exercising any right shall be deemed a waiver of any obligation of Debtor or of any right of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right shall preclude any other or further exercise thereof, or the exercise of any other right.

         Section 5.12 REMEDY AND WAIVER. Secured Party may remedy any Event of Default and may waive any Event of Default without waiving the Event of Default remedied or waiving any prior or subsequent Event of Default.

         Section 5.13 NON-JUDICIAL REMEDIES. To the fullest extent permitted by law, Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and Debtor expressly waives, renounces, and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.


                                      ARTICLE VI

                                    MISCELLANEOUS

         Section 6.1 PRESERVATION OF LIABILITY. Neither this Security Agreement nor the exercise by Secured Party of (or the failure to so exercise) any right conferred herein or by law shall be construed as relieving any person or entity liable on the Secured Obligations from liability on the Obligations and for any deficiency thereon.

         Section 6.2 SURVIVAL OF AGREEMENTS. All representations and warranties of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

         Section 6.3 NOTICE. Except as otherwise provided herein, all notices, demands, requests, and communications permitted or required under this Agreement shall be delivered in the time and manner as required by the Loan Agreement.

         Section 6.4 AMENDMENT AND WAIVER. This Security Agreement may not be amended nor may any of its terms be waived except in writing duly signed by the party against whom enforcement of the amendment or waiver is sought.

         Section 6.5 INVALIDITY. If any provision of this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision that has become final, Debtor and Secured Party shall promptly meet and negotiate substitute provisions for those rendered illegal, invalid, or unenforceable, but all of the remaining provisions shall remain in full force and effect.

         Section 6.6    SUCCESSORS AND ASSIGNS.  The covenants,
representations, warranties, and agreements herein set forth shall be binding upon Debtor and shall inure to the benefit of Secured Party and its heirs, legal representatives, successors, and assigns.

         Section 6.7 CONFLICTING PROVISIONS. To the extent any irreconcilable conflicts or inconsistencies exist between the terms of this Security Agreement and the Loan Agreement, the terms of the Loan Agreement shall govern and control.

         SECTION 6.8 CONSTRUCTION. THIS SECURITY AGREEMENT HAS BEEN MADE IN AND THE SECURITY INTEREST GRANTED HEREBY IS GRANTED IN, AND EACH SHALL BE GOVERNED BY THE LAWS OF, THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION, PRIORITY, OR FORECLOSURE OF THE SECURITY INTEREST GRANTED HEREBY) AND OF THE UNITED STATES OF AMERICA, AS APPLICABLE, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEMENT, AND PERFORMANCE.

         SECTION 6.9    ENTIRE AGREEMENT.  THIS AGREEMENT CONSTITUTES THE
ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 6.10 ARBITRATION. ALL CONTROVERSIES, CLAIMS, AND DISPUTES AMONG THE PARTIES HERETO ARISING UNDER OR IN CONNECTION


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

WITH THIS SECURITY AGREEMENT SHALL BE SUBJECT TO THE ARBITRATION PROVISION SET FORTH IN THE LOAN AGREEMENT.

         IN WITNESS HEREOF, Debtor and Secured Party have caused this instrument to be duly executed as of the date first above written.


                                       DEBTOR:

                                       PEREGRINE SYSTEMS, INC.



                                       By:  /s/ David Farley
                                          ------------------------------------
                                       Name: DAVID A. FARLEY
                                            ----------------------------------
                                       Title:  CHIEF FINANCIAL OFFICER
                                             ---------------------------------


                                       SECURED PARTY:

                                       NATIONSBANK OF TEXAS, N.A.



                                       By:  /s/ Jan Chism Wright
                                          ------------------------------------
                                            Jan Chism Wright,
                                            Vice President


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